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                                                                      Exhibit 21

              NATIONWIDE FINANCIAL SERVICES, INC. AND SUBSIDIARIES

                         Subsidiaries of the Registrant

                             As of December 31, 1997


The following are wholly owned (unless otherwise noted) subsidiaries of Nationwide Financial Services, Inc. and their state of incorporation:

                                                                            State of
     Subsidiary                                                           Incorporation
     ------------------------------------------------------------------  -----------------
     Nationwide Life Insurance Company                                   Ohio
     Nationwide Financial Services Capital Trust                         Delaware
     Public Employees Benefit Services Corporation                       Ohio
     NEA Valuebuilder Investor Services, Inc.                            Ohio
     Nationwide Financial Institution Distributors Agency, Inc.          Ohio
     Irvin L. Schwartz & Associates, Inc. (60% owned)                    Ohio

The following are wholly owned subsidiaries of Nationwide Life Insurance Company and their state of incorporation:

                                                                             State of
     Subsidiary                                                           Incorporation
     ------------------------------------------------------------------  -----------------
     Nationwide Life and Annuity Insurance Company                       Ohio
     Nationwide Advisory Services, Inc.                                  Ohio
     Nationwide Investment Services Corporation.                         Ohio
     NWE, Inc.                                                           Ohio

The following are wholly owned subsidiaries of Public Employees Benefit Services Corporation and their state of incorporation:

                                                                             State of
     Subsidiary                                                           Incorporation
     ------------------------------------------------------------------  -----------------
     Public Employees Benefit Services Corporation of Alabama            Alabama
     Public Employees Benefit Services Corporation of Arkansas           Arkansas
     PEBSCO of Massachusetts Insurance Agency, Inc.                      Massachussetts
     Public Employees Benefit Services Corporation of Montana            Montana
     Public Employees Benefit Services Corporation of New Mexico         New Mexico



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The following are wholly owned subsidiaries of NEA Valuebuilder Investor
Services, Inc. and their state of incorporation:

                                                                             State of
     Subsidiary                                                           Incorporation
     ------------------------------------------------------------------  -----------------
     NEA Valuebuilder Investor Services of Alabama, Inc.                 Alabama
     NEA Valuebuilder Investor Services of Arizona, Inc                  Arizona
     NEA Valuebuilder Investor Services of Montana, Inc.                 Montana
     NEA Valuebuilder Investor Services of Nevada, Inc.                  Nevada
     NEA Valuebuilder Investor Services of Ohio, Inc.                    Ohio
     NEA Valuebuilder Investor Services of Oklahoma, Inc.                Oklahoma
     NEA Valuebuilder Investor Services of Wyoming, Inc.                 Wyoming
     NEA Valuebuilder Investor Services of Texas, Inc.                   Texas
     NEA Valuebuilder Investor Services of Agency, Inc.                  Ohio

The following are wholly owned subsidiaries of Nationwide Financial Institution Distributors Agency, Inc. and their state of incorporation:

                                                                             State of
     Subsidiary                                                           Incorporation
     ------------------------------------------------------------------  -----------------
     Affiliate Agency, Inc.                                              Ohio
     Financial Horizons Distributors Agency of Alabama, Inc.             Alabama
     Landmark Financial Services of New York, Inc.                       New York
     Financial Horizons Securities Corp.                                 Ohio

The following is a wholly owned subsidiary of Nationwide Advisory Services, Inc. and its state of incorporation:

                                                                             State of
     Subsidiary                                                           Incorporation
     ------------------------------------------------------------------  -----------------
     Nationwide Investor Services, Inc.                                  Ohio


All business operations of Nationwide Financial Services, Inc. and all of its subsidiaries are conducted using each company's legally registered name.